Riverpoint Medical A Novanta Acquisition JUNE 2026 Confidential and Proprietary Exhibit 99.2

Safe Harbor and Forward-Looking Information Certain statements and information in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements and information contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “expect,” “intend,” “anticipate,” “estimate,” “believe,” “future,” “target,” “could,” “should,” “may,” “will,” “plan,” “aim,” and other similar expressions. These forward-looking statements include, but are not limited to, statements regarding the proposed acquisition of Riverpoint Medical, the expected timing and completion of the transaction, the ability of the parties to satisfy the conditions precedent to consummation of the proposed transaction, including the ability to secure the applicable regulatory approvals on the terms expected, at all or in a timely manner, the anticipated benefits and synergies of the transaction, our ability to successfully integrate Riverpoint Medical, and our ability to implement our plans, forecasts and other expectations with respect to Riverpoint Medical’s business after the completion of the acquisition, expected financial performance and impact, financial position and financial measures and metrics, including expectations regarding accretion, revenue growth, margins, cash flows, leverage ratios and adjusted earnings per share, the expected financing of the transaction statements, our financial outlook for Novanta, Riverpoint Medical and the combined companies, expectations for future growth and prospects, expectations for strategies and business models, and other statements that are not historical facts. These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that may cause future expectations and actions and actual results to differ materially from those contained in the forward-looking statements. Our future expectations and actions and actual results could differ materially from those anticipated in these forward-looking statements as a result of various important factors, including, but not limited to, the following: the risk that the transaction may not be completed on the anticipated timeline or at all; the possibility that any of the anticipated benefits or synergies of the transaction may not be realized; the risk that the business of Riverpoint Medical may not be integrated successfully; risks relating to the financing for the transaction; risks relating to the effect of the announcement of the proposed transaction on the ability of Riverpoint Medical to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of our and Riverpoint Medical management's attention from ongoing business operations due to the proposed transaction; the significant costs associated with the proposed transaction; and other important risk factors that could affect the outcome of the events set forth in these statements and that could affect the Company’s operating results and financial condition that are discussed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as updated by our subsequent filings with the Securities and Exchange Commission. Such statements are based on the Company’s beliefs and assumptions and on information currently available to the Company. Any or all of our forward-looking statements may turn out to be inaccurate, and there are no guarantees about our performance. The factors identified above are not exhaustive. We operate in a dynamic business environment in which new risks may emerge frequently. Undue reliance should not be placed on these statements, which are only effective as of the date of this presentation. The Company disclaims any obligation to publicly update or revise any such forward-looking statements as a result of developments occurring after the date of this presentation except as required by law. In this presentation, we present the non-GAAP financial measure of Adjusted EBITDA, Adjusted Gross Profit Margin, and Adjusted Diluted EPS. Please see “Use of Non-GAAP Financial Measures” in the accompanying appendix, or from our most recent earnings press release for the reasons why we use these measures, a reconciliation of these measures to the most directly comparable GAAP measures, and other information relating to these measures.

Creating shareholder value Accelerates strategic direction Doubles exposure to recurring medical revenue stream Expands into high growth minimally invasive surgery segments with the same customers  Immediately accretive to growth, margins, profit, and cash flow Establishes regional North American medical manufacturing Unlocks future portfolio expansion opportunities

Who is Riverpoint Medical?

Category leader in high-growth minimally invasive surgical consumables, designing and manufacturing private-label IP-protected products for medical OEM customers

- IP-protected private-label products, including implantable materials & surgical consumables
- Serves high-growth surgical segments, including sports medicine and cardiovascular
- Owns the 510(k) Clearance Process for their customers
- The innovation engine powering their customers' new product development
- Strong track record of successful new product launches, with ~50 engineers
- North America manufacturing: Regional Manufacturing

COMPANY PROFILE

~$150M Revenue	**>50%** Adjusted Gross Margins	**>80** Owned/Licensed Patents
~40% Adjusted EBITDA Margins	**12% to 15%** Organic growth (CAGR)	**+500** Employees

Note: Adjusted Gross Margin and Adjusted EBITDA are non-GAAP metrics

4 Confidential and Proprietary

Novanta

Leading-edge product offerings in high growth surgical end markets

~$2B

global addressable market

INNOVATION LEADER



Osteoconductive coatings | Bio-integrative designs | Soft suture-only anchors

Leading the Technology Shift Towards Absorbable / Implanted Materials



Improving Patient Outcomes and Enhancing OR/ASC Throughput

ATTRACTIVE END MARKETS



Sports Medicine



Cardiovascular

5 Confidential and Proprietary

Novanta

Increases Novanta’s Medical Solutions Through the Same OEM Customer Commercial Channel Confidential and Proprietary 6 Precision Robotics Components and Solutions Insufflators, Pumps, and iOR equipment Minimally Invasive Surgical Consumables: Implantable Materials for Surgeries Minimally Invasive Surgical Consumables: Tube sets for fluid and gas management

Right fit, right time, right owner



Financially Accretive

+10%
Long-Term Revenue Growth

Adj. Gross Margin and Adj. EBITDA Margin Accretive

Accelerates Long-Term Profit Growth Profile

Immediately Earnings Accretive

Doubles Recurring Medical Consumables Business

Expands Medical Consumables business to ~$300 million

Medical Consumables expected to grow to ~1/3rd of total sales by 2030

Shifts portfolio to ~60% of sales in medical end-markets

Expands into Attractive Minimally Invasive Surgery Adjacencies

Sports Medicine, Cardiac, & Other Surgical Solutions

+50% Overlap w/ Novanta's Customer Base

Growth Driven by Shift to Implanted & Absorbable Consumables

Future Portfolio Expansion Opportunities

Establishes Novanta as Preferred OEM Supplier in Medical Consumables

Buy and Build Acquisition Potential in $2B market adjacency

Established Regional Medical Manufacturing in the Americas

Avoids the investment and associated costs of a North American greenfield site

Establishes in-region-for-region manufacturing network to support leading global OEMs

7 Confidential and Proprietary

Novanta

CAPABILITIES

Global synergy

+$80M

of cumulative profit and capex synergy across 5 years

Complementary Manufacturing Footprint

~$20M

Cumulative capex savings, avoiding our own North American greenfield investments

+$30M

Cumulative profit savings by bypassing ~3 years of greenfield qualification and expanding to North American sites

Go-to-Market Combination

+50%

Current customer overlap between Novanta and Riverpoint

+$25M

Cumulative profit savings through combining teams and driving joint selling and product development processes

Customer Sales Synergies

+$10M

Cross-sell opportunities, realized through Year 5, with additional growth beyond that through further design wins

Value of Profit Synergies Realized


Run-rate achieved
2026
2027
2028
2029
2030
2030+

United States



Costa Rica





Germany
(Novanta site)



Czech Republic
(Novanta site)

8 Confidential and Proprietary

Novanta

Accelerates Novanta Strategy 53% $244M $981M +Embedded Software 0% Advanced Industrial Medical Advanced Components Subsystems Consumables ~4x Revenue Growth Expanding business mix to medical consumables ~15% Revenue Growth +Medical +Subsystems +Recurring +60% +30% 2025 Sales 2025 Sales 5%

Accelerates growth, expands medical revenue mix, accretive to margins & profit

Growth and Mix Impact

Medical End Market Revenue
% of Total Revenue

53% Novanta — **~60%** Pro Forma combined

Medical Consumables Revenue
% of Total Revenue

15% Novanta — **~30%** Pro Forma '30 combined

Illustrative Revenue CAGR
Organic Growth Accretive



~7%
~100 bps
12% to 15%
+8%
Novanta
Riverpoint impact
Pro Forma combined

Profitability Impact

Adjusted Gross Margin
% Adj. Gross Margin

46% Novanta — **~47%** Pro Forma '25 combined

Adjusted EBITDA
% Adj. EBITDA Margin

23% Novanta — **~24%** Pro Forma '25 combined

Illustrative Adj. EBITDA CAGR
Profit Growth Accretive



~11%
~200 bps
+13%
Novanta
Riverpoint impact
Pro Forma combined

Notes: (1) For representative purposes, Novanta 2026 standalone based on Wall Street Consensus Estimates as of May 13, 2026. Novanta 2027-2030 and Riverpoint Medical 2026-2030 financials based on internal forecasts
(2) Adjusted Gross Margin and Adjusted EBITDA are non-GAAP metrics

10 Confidential and Proprietary
Novanta

TRANSACTION OVERVIEW

Creating shareholder value

PRICE & TERMS

$1.2B
Purchase price

$250M
Milestone payment in 2027

Expected to close in 3Q 2026, subject to regulatory review

FINANCING & LEVERAGE

~2.7x
Net leverage at close

<2.3x
Net leverage by year-end 2027

<3.0x
Gross leverage at close

Financed with cash on-hand, credit facility, and a completed $300 million equity raise

RETURNS & ACCRETION

High single-digit ROIC by year 3, hurdle-rate achieved by year 5

Accretive to Adjusted Diluted EPS in year 1

$0.18 to $0.25 Accretive to Adjusted Diluted EPS in 2027

VALUATION

~19X
Estimated 2026 EBITDA
(excluding synergies)

~20X
Estimated 2027 EBITDA
(excluding synergies)
(w/ Milestone payment)

~17X

~15X

Including the full value of Year 5 Pro Forma synergies
(w/ Milestone payment)

Note: Adjusted Diluted EPS is a non-GAAP metric

11 Confidential and Proprietary

Novanta

Appendix Confidential and Proprietary 12

Portfolio Strategy and Revenue Profile

2015



$0.4B
Revenue
Low-Single Digit
Organic Growth

~40%

Novanta Current



Robotics & Intelligent Automation
Minimally Invasive & Robotic Surgery
~$1B
Revenue
Mid-Single Digit
Organic Growth
Advanced Mftg.
Semiconductor
Life Science Equipment
Non-invasive MedTech

Medical Sales: 53%

Combined Pro Forma 2025



+$1.1B
Revenue
High-Single Digit
Organic Growth

~60%

13 Confidential and Proprietary

Novanta

Compounds the Novanta Flywheel Select asset-light businesses with strong margins Allocate based on cash-on-cash return Deliver consistent, predictable & sustainable cash flows Make cash-accretive acquisitions in adjacent areas: Medical technologies Consumables Embedded software VALUES PEOPLE CULTURE Grow organic revenue 1 2 3 Compound cash flows Evolve business mix Novanta Growth System Win in high-growth markets Innovate & expand with attractive growth platforms       

Use of non-GAAP Measures The non-GAAP financial measures used in this presentation are Adjusted EBITDA, Adjusted Gross Profit Margin. The Company believes that these non-GAAP financial measures provide useful and supplementary information to investors regarding the operating performance of the Company. It is management’s belief that these non-GAAP financial measures would be particularly useful to investors because of the significant changes that have occurred outside of the Company’s day-to-day business in accordance with the execution of the Company’s strategy. This strategy includes streamlining the Company’s existing operations through site and functional consolidations, strategic divestitures and product line closures, expanding the Company’s business through significant internal investments, and broadening the Company’s product and service offerings through acquisitions of innovative and complementary technologies and solutions. The financial impact of certain elements of these activities, particularly acquisitions, divestitures, and site and functional restructurings, is often large relative to the Company’s overall financial performance and can adversely affect the comparability of its operating results and investors’ ability to analyze the business from period to period. The Company defines Adjusted EBITDA as operating income (loss) from continuing operations before deducting depreciation, amortization, non-cash share-based compensation, impairment of goodwill and intangible assets, restructuring, acquisition, divestiture and other costs, inventory related charges associated with product line closures, acquisition fair value adjustments, officers transition costs, employee COVID-19 testing, costs incurred for insurance recovery claim, planning and design phase of the financial and operation system implementation, operational transformation costs, and EU medical device regulation charges.The calculation of Adjusted Gross Profit Margin excludes amortization of acquired intangible assets and amortization of inventory fair value adjustments related to business acquisitions, inventory related charges associated with a product line closure, and operational transformation costs. Adjusted Diluted EPS excludes: amortization of acquired intangible assets; inventory fair value adjustments related to business acquisitions; inventory related charges associated with product line closures; operational transformation costs; impairment of goodwill and intangible assets; restructuring, acquisition and related costs; discrete costs related to the planning and design phase of a financial and operation system implementation; acquisition fair value adjustments; officer transition costs; employee COVID-19 testing costs; charges related to an insurance recovery; EU medical device regulation charges; write-off of costs related to our debt refinancing; foreign exchange transaction gains (losses); significant discrete income tax expenses (benefits) related to releases of valuation allowances, uncertain tax positions, tax audits or amendments to prior year returns, certain changes in tax laws, and acquisition related tax planning actions on the Company’s effective tax rate; and the income tax effect of non-GAAP adjustments. The Company’s Adjusted EBITDA, Adjusted Gross Margin, and Adjusted Diluted EPS are used by management to evaluate operating performance, communicate financial results to the Board of Directors, benchmark results against historical performance and the performance of peers, and evaluate investment opportunities, including acquisitions and divestitures. In addition, Adjusted EBITDA and Adjusted Gross Margin are financial performance metrics used to determine bonus payments for senior management and employees. Accordingly, the Company believes that these non-GAAP financial measures provide greater transparency and insight into management’s method of analysis. Non-GAAP financial measures should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. They are limited in value because they exclude charges that have a material effect on the Company’s reported results and, therefore, should not be relied upon as the sole financial measures to evaluate the Company’s financial results. The non-GAAP financial measures are meant to supplement, and to be viewed in conjunction with, GAAP financial measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables accompanying this document. This presentation also includes forward-looking non-GAAP financial measures, including projected Adjusted EBITDA for Riverpoint Medical and the combined company, and estimated Adjusted Diluted EPS accretion. A reconciliation of these forward-looking non-GAAP measures to the most directly comparable GAAP financial measures is not provided because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations, including the final purchase price allocation, amortization of acquired intangibles, and other acquisition-related items not available prior to closing.

Non-GAAP reconciliation

(in thousands of dollars)	TWELVE MONTHS ENDED														THREE MONTHS ENDED
	Dec 31, 2012	Dec 31, 2013	Dec 31, 2014	Dec 31, 2015	Dec 31, 2016	Dec 31, 2017	Dec 31, 2018	Dec 31, 2019	Dec 31, 2020	Dec 31, 2021	Dec 31, 2022	Dec 31, 2023	Dec 31, 2024	Dec 31, 2025	Apr 3, 2026
REVENUE															
Revenue (GAAP)	**$243,796**	**$316,910**	**$364,706**	**$373,598**	**$384,758**	**$521,290**	**$614,337**	**$626,099**	**$590,623**	**$706,793**	**$860,903**	**$881,662**	**$949,245**	**$980,600**	**$257,707**
ADJUSTED EBITDA															
Operating income (loss) from continuing operations (GAAP)	**$20,798**	**$19,951**	**($16,729)**	**$29,304**	**$32,955**	**$57,566**	**$71,013**	**$55,282**	**$55,888**	**$64,054**	**$103,079**	**$110,496**	**$110,584**	**$94,012**	**$27,539**
Depreciation and amortization	12,458	19,570	23,797	19,114	20,357	30,758	37,052	38,280	38,293	43,126	53,158	46,612	55,563	61,932	14,160
Share-based compensation	4,534	5,442	4,329	4,387	4,293	5,493	7,647	9,340	22,535	22,557	23,108	25,588	23,307	29,538	9,796
Impairment of goodwill and intangible assets	-	-	41,442	-	-	-	-	-	-	-	-	-	-	-	-
Restructuring, acquisition, divestiture and other costs	4,369	5,387	3,091	8,273	7,945	7,542	8,041	16,574	3,810	18,020	4,384	13,060	13,714	20,442	2,098
Inventory related charges associated with product line closures	-	-	-	-	1,370	-	-	-	-	-	-	473	2,493	65	-
Acquisition fair value adjustments		965	596	358	205	4,754	-	1,270	188	1,411	160	-	2,777	-	-
Officer transition costs	-	-	-	-	1,306	-	-	-	-	-	-	-	1,411	1,137	-
Employee COVID-19 testing costs	-	-	-	-	-	-	-	-	275	3,568	240	-	-	-	-
Costs incurred for insurance recovery claim	-	-	-	-	-	-	-	-	-	-	-	-	-	6,220	-
Planning and design phase of financial and operation system implementation	-	-	-	-	-	-	-	-	-	-	-	-	-	7,604	2,658
Operational transformation costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-	556
EU medical device regulation charges	-	-	-	-	-	-	-	-	-	-	-	-	-	-	269
Adjusted EBITDA (Non-GAAP)	**$42,159**	**$51,315**	**$56,526**	**$61,436**	**$68,431**	**$106,113**	**$123,753**	**$120,746**	**$120,989**	**$152,736**	**$184,129**	**$196,229**	**$209,849**	**$220,950**	**$57,076**
Adjusted EBITDA Margin (Non-GAAP)	**17%**	**16%**	**15%**	**16%**	**18%**	**20%**	**20%**	**19%**	**20%**	**22%**	**21%**	**22%**	**22%**	**23%**	**22%**

16 Confidential and Proprietary

Novanta

Non-GAAP reconciliation Dec 31, Dec 31, Apr 3, 2024 2025 2026 REVENUE Revenue (GAAP) $949,245 $980,600 $257,707 ADJUSTED GROSS MARGIN Gross Profit (GAAP) $421,545 $435,284 $113,578 Gross Profit Margin (GAAP) 44.4% 44.4% 44.1% Amortization of intangible assets 14,773 16,276 3,759 Acquisition fair value adjustments 2,777 - - Inventory related charges associated with a product line closure 2,493 65 - Operational transformation costs - - 225 Adjusted Gross Profit (Non-GAAP) $441,588 $451,625 $117,562 Adjusted Gross Profit Margin (Non-GAAP) 46.5% 46.1% 45.6% (in thousands of dollars) Twelve Months Ended Three Months Ended